Item 1: Report to Shareholders

Growth Stock Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Large-cap growth stocks rallied in the fourth quarter and quietly outperformed large-value shares for the six months ended December 31, 2005. However, value still has an advantage for the past one, three, and five years. Segmenting the market into value, core growth, and fast growth highlights bigger differences. Value and fast growth have performed well and core growth has lagged considerably. Because your portfolio is made up of core growth and fast growth companies, we have experienced mixed performance. Nevertheless, I am pleased to report that the fund outperformed the benchmark S&P 500 Stock Index over the past six and 12 months.

The Growth Stock Fund posted 7.81% and 6.56% returns for the 6- and 12-month periods ended December 31, 2005, respectively. The fund outperformed the blue chip S&P 500 and the style-specific Russell 1000 Growth Index in both periods, but trailed the Lipper peer group index. (Results for Advisor and R Class shares were slightly lower, reflecting their higher expenses.) Stock selection in the financials sector, especially capital markets stocks, and health care (services) was largely responsible for our superior relative performance versus the S&P 500. The portfolio’s most significant detractors versus the benchmark were our underweight in energy and utilities and stock selection among software companies in the information technology sector.

The Growth Stock Fund’s long-term performance compares extremely well relative to its competitors. Lipper ranked the fund in the top 5% of its large-cap growth funds universe for the 5- and 10-year periods ended December 31, 2005. (Based on cumulative total return, Lipper ranked the Growth Stock Fund 285 out of 687, 110 out of 593, 10 out of 475, and 7 out of 158 funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2005, respectively. Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Overall, stocks were up modestly this year. The widely watched Dow Jones Industrial Average gained less than 2%, and most of the broader market measures fared only slightly better. Although corporate earnings were up and long-term interest rates were relatively unchanged, investors remained nervous about economic growth, energy prices, the benchmark Treasury yield curve inversion in late December (the two-year note yielded more than the 10-year note), and future Federal Reserve rate hikes. Our thinking on the Fed is in line with the consensus view—we expect the Fed will raise short-term interest rates in two or three more quarter-point increments. We know that yield curve inversions historically have been a precursor for recessions, but we don’t see inflation getting out of hand or a recession in the near future. Energy prices and costs are higher but retailers have been unable to raise prices much. All in all, we think the market environment is conducive for equities in 2006, and large-cap growth stocks, after a protracted period of underperformance, are favorably positioned to post modest double-digit gains.

This market makes me think of the Ryan Shupe country music song “Dream Big.” Every year the market sings this song about a few companies with open-ended possibilities, companies that have products and capabilities that far outstrip demand. Owning these stocks before the dream gets big is a wonderful thing. Choosing to participate along the way can also be a wonderful experience, as it was to own Microsoft in the 1990s. Usually, the price of participating in the dream, relative to the earnings produced, rises along the way, and the cost of the dream ending also rises. It is important to note that the dream is usually based on solid real results. Therefore, we do not ignore dreams; we focus on them and after thorough analysis, come to real conclusions.

Hard work and insight by our analysts helped us to participate in Google, the most lauded “Dream Big” company in 2005, which is generating extremely strong growth and free cash flow generation—although at current prices I think the risk/reward trade-off is balanced. On the other hand, we did not participate in the resurgence of Apple, which has been extremely successful with the iPod. That was our mistake. However, at current prices we feel the stock embeds more long-term success than Apple will ultimately achieve. (Please refer to the portfolio of investments for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

The flip side of “Dream Big” is “It’s Over” (there’s undoubtedly a country song with this title, as well). Companies like Microsoft, Wal-Mart, Dell, General Electric, and Citigroup fall into this category. We are fully aware that most stocks in the “It’s Over” camp are past their prime, and only a few “Dream Bigs” can perform as well as Microsoft. In my view, the price for most “Dream Big” companies today is too high, and growth for many of the “It’s Overs” will exceed current dire expectations. For this reason we have been increasing our ownership of these stocks.

Before I get into the Portfolio Review portion of this report, I feel it is important to reiterate our core investment philosophy and beliefs about stock market investing. I do this for two reasons: to affirm that we have not changed our management style or stock selection process, but more importantly, to allow you, our shareholders, an opportunity to decide if our investing style and strategy fit with your goals and investment objectives.

  Our key investing tenet is to focus on owning companies that can produce better earnings and cash flow growth than the market.

  We believe that free cash flow generation drives stock prices over time—we take a long-term view to owning stocks, and rarely trade for short-term profits.
  Over short periods, stock prices may not track free cash flow, but we believe that over longer periods they will move together.
  We look for companies with a sustainable business model, dominance in a market segment, and a flexible culture that allows a top-notch management team to maximize growth over time.
  Additionally, we try to take advantage of pricing opportunities resulting from other investors’ short-sightedness, providing us with unique opportunities to buy great companies at attractive valuations.

PORTFOLIO REVIEW

From our point of view, this year was somewhat disappointing. We are very comfortable with the holdings in the portfolio—a well-diversified mix of high-quality growth stocks that outperformed the benchmark S&P 500—but we took a long-term view on several companies that hurt short-term performance. Time will tell whether the short-term issues were fleeting or not. Two notable examples were Dell and Wal-Mart. Dell has been a fantastic growth company over time. It continues to take share in the worldwide PC market, and is expanding into servers, storage, printers, and services. Their direct model is low cost and has allowed them to win market share. This year, the company’s earnings growth slowed from 20% to nearly 15%, and the stock has retreated to a valuation similar to the average company in the S&P 500. Likewise, Wal-Mart’s earnings growth has also slowed—from above 15% to nearly 10%—due to demand issues in the low-end market and merchandising issues in the middle market. Its valuation is now about the same as an average company. We added to our exposure in both of these stocks because we think they still offer growth that will be much faster than the overall market.

Financials were the fund’s best-performing sector for the past six months. Although we ended the year modestly underweight versus the S&P 500, stock selection provided a powerful lift to our relative results. UBS, State Street, and brokers Charles Schwab and Merrill Lynch were among our top contributors in the capital markets industry. Insurance company holdings American International Group and Hartford Financial Services and diversified financial services Goliath Citigroup also generated solid results.

We trimmed our State Street and Citigroup holdings during the past six months. State Street has been a solid long-term holding, and it was a good 6- and 12-month performer. It became a large holding, so we took some profits and pruned the position back to about 1%. We also sold some of the Citigroup stake because we think UBS (Union Bank of Switzerland) has a better group of assets and can grow faster than Citi over the next few years.

Strong stock selection in health care, especially our overweight allocation in the services and providers industry, produced solid results for the six-month period and the year. UnitedHealth Group and WellPoint were once again standout contributors in both periods. Despite enrollment growth and Medicare payment concerns, we remained committed to our services holdings because we believe that premiums will continue to outpace medical costs. Biotechnology holdings Genentech, Gilead Sciences, and Amgen were top contributors for the year, with Amgen performing best in the second half. Genentech rallied on positive developments in cancer drugs Avastin and Herceptin, Gilead rose on the success of its HIV treatment franchise, and Amgen advanced due to strong sales of its franchise products in anemia, rheumatoid arthritis, and white blood cell therapy.

The next few years could be challenging for the pharmaceutical industry as revenue and earnings are likely to slow from historical levels, due in part to the increasing threat from generic competition. We maintained an underweight allocation in the weak pharmaceuticals industry, which aided our comparison versus the benchmark. However, since June we added Novartis and Roche, a pair of European pharmaceuticals. We believe they offer better growth prospects than their U.S. counterparts over the next three or four years. We still hold a position in Pfizer—the largest detractor among our health care holdings. Pfizer has about $2.00 in earnings power and generates about 8% in free cash flow. We believe earnings will remain depressed for a while and continue to see the stock as undervalued.

Our technology sector holdings produced a mixed bag of returns; we did well with the highfliers Google and Yahoo! over the past six months, but our oversized stake in Dell more than offset those gains. This year the tech stocks that performed best were tied to the consumer. Corning, for example, posted gains as demand for flat-panel screens soared but we did not own Apple, which had a banner year on the strength of the iPod family of products. Apple’s absence crimped our returns versus the benchmark. Marvell Technology and Samsung Electronics were good performers in the semiconductor segment, but we didn’t do a good job in selecting software holdings this year. Microsoft rebounded somewhat in the second half, after woeful first and second quarters.

As we stated earlier, growth outperformed value for the past six months, but it has been growthier growth stocks that have led the charge. We continued adding to our core holdings such as GE and Microsoft because of their superior risk/reward—earnings growth versus their earnings multiple—characteristics. Some of our companies have had issues, Wal-Mart and Dell, for example, where the fundamentals of the company haven’t done quite as well. In the case of GE and Microsoft, we were right on their fundamentals, they performed up to expectations, but the stocks were not rewarded. We think that if they can generate 12% to 15% earnings growth next year, it will be harder for the market to ignore them. We understand that it takes GE a lot of earnings to generate an extra penny of growth, but we think that next year investors may come to realize that it also takes a lot of losses to lose one penny, and that’s when people will start to feel good about GE. Right now, nobody is thinking about the earnings downside, but at some point people will start to worry about things not being as wonderful. With GE that should be a smaller concern.

We are comfortable believing that many of our core holdings are underpriced, but we don’t know when the market will view them differently. Perhaps when economic growth slows, investors will look for diversification and companies that can generate steady earnings gains. It seems to us that many investors are unwilling to invest for the long term. Momentum investors with a two- or three-month time horizon would certainly be reluctant to own a GE because they can find companies that will grow faster and provide greater upside potential based on current expectations. We don’t invest in momentum stocks for short-term gains.

We were underweight in the energy sector, the best performer for the S&P 500 for the year despite the fourth-quarter weakness, and that hurt our relative results. We did not expect oil prices to go as high as they did, and the fund historically has had little exposure to the sector because of the group’s lack of enduring growth stocks. However, the bottom line is that part of growth is pricing, and we got it right in health care services and providers, but missed it in energy. I think energy prices will correct next year. Therefore, I’m unlikely to increase our energy exposure from current levels. Our energy services holdings Schlumberger and Baker Hughes provided good contributions for the 6- and 12-month periods, and I believe that over time the energy equipment and services industry will perform well. My biggest worry is that almost everybody likes the oil services space because of the belief that the large oil companies will continue to spend regardless of the price.

The consumer discretionary sector was the portfolio’s largest absolute and relative performance detractor for both the 6- and 12-month periods. Media holdings were the primary culprits due to losses in Liberty Media, News Corp., and Comcast. Apollo Group and Kohl’s were also among the fund’s largest detractors. We added to Liberty Media near the end of the reporting period because we think the company’s subsidiaries are doing fine and they are not going to divest any of their businesses. We sold half of our Comcast position earlier this year and it has continued to be a poor performer. Time Warner has been the best performer in media over the past six months, but like Comcast it faces challenges in its cable subsidiary. We sold some of the position when it climbed over $18, but we’re waiting for a better price now. It seems the company’s fundamentals are improving. Sometimes you just have to take your lumps and admit that you were wrong. Therefore, we have reduced our media holdings over the past six months.

OUTLOOK

Our outlook for the market hasn’t changed significantly over the past six months. We still expect the economy and corporate profits to grow but at a more moderate pace than in the past 12 months. We think the Fed will likely stop, or at least pause, raising short-term interest rates in the second half of the year, which would be a positive for large-cap growth stocks. In our view, oil prices should ease from current levels but could be volatile, and supply could remain tight for the next few years. Any moderation in oil prices from current levels is a net positive for both economic growth and corporate profits. A decline in commodity prices would also benefit growth stocks.

We believe that high-quality growth stocks offer solid risk/reward comparisons and have the potential to outperform most other asset classes over the near and longer term. As always, we will work diligently on your behalf in our search for these companies, both here and abroad.

Respectfully submitted,

Robert W. Smith
Chairman of the fund’s Investment Advisory Committee

January 19, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Note: Performance for the Advisor and R Class shares will vary due to their differing fee structures. See the returns table below.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (?Hypothetical?) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

**	Per share amounts calculated using average shares outstanding method.
^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+	Includes the effect of a one-time special dividend (0.42% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

**	Per share amounts calculated using average shares outstanding method.
*	Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/06.
^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+	Includes the effect of a one-time special dividend (0.59% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

**	Per share amounts calculated using average shares outstanding method.
‡	The amount presented is calculated pursuant to a methodology prescribed by the Securities and
Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
†	Annualized
+	Includes the effect of a one-time special dividend (0.60% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 96.8%		
CONSUMER DISCRETIONARY 14.6%		
Diversified Consumer Services 0.8%		
Apollo Group, Class A (1)	1,761,200	106,482
		106,482
Hotels, Restaurants & Leisure 2.8%		
Carnival	2,681,900	143,401
International Game Technology	2,765,000	85,107
MGM Mirage (1)	548,146	20,100
Wynn Resorts (1)	1,960,000	107,506
		356,114
Household Durables 1.5%		
Garmin	851,000	56,464
Harman International	900,000	88,065
Lennar, Class A	683,100	41,683
		186,212
Media 3.9%		
Comcast, Class A (1)	2,375,000	61,014
Discovery Holdings, Series A (1)	2,100,110	31,817
Liberty Media, Class A (1)	18,067,400	142,190
News Corp., Class A	5,548,000	86,271
Time Warner	3,890,000	67,842
Univision Communications, Class A (1)	3,771,800	110,853
		499,987
Multiline Retail 1.9%		
Kohl's (1)	3,388,000	164,657
Target	1,505,000	82,730
		247,387
Specialty Retail 2.8%		
Best Buy	1,400,250	60,883
Home Depot	3,734,900	151,189
Inditex (EUR)	1,340,000	43,717

PETsMART	3,852,000	98,842
		354,631
Textiles, Apparel, & Luxury Goods 0.9%		
Nike, Class B	1,376,000	119,423
		119,423
Total Consumer Discretionary		1,870,236
CONSUMER STAPLES 6.1%		
Beverages 0.5%		
PepsiCo	1,018,100	60,149
		60,149
Food & Staples Retailing 4.1%		
Sysco	2,363,000	73,371
Wal-Mart	6,585,600	308,206
Wal-Mart de Mexico, Series V (MXN)	5,135,000	28,505
Wal-Mart de Mexico ADR	590,000	32,621
Walgreen	1,924,000	85,156
		527,859
Household Products 1.5%		
Procter & Gamble	2,145,000	124,153
Reckitt Benckiser (GBP)	1,946,691	64,237
		188,390
Total Consumer Staples		776,398
ENERGY 5.3%		
Energy Equipment & Services 2.4%		
Baker Hughes	1,985,000	120,648
Schlumberger	1,965,000	190,900
		311,548
Oil, Gas & Consumable Fuels 2.9%		
ExxonMobil	2,014,374	113,147

Murphy Oil	1,740,000	93,943
Total (EUR)	623,000	156,552
		363,642
Total Energy		675,190

FINANCIALS 19.2%

Capital Markets 8.2%

AmeriTrade (1)	2,263,000	54,312
Charles Schwab	6,129,400	89,918
E*TRADE Financial (1)	2,510,000	52,359
Franklin Resources	645,000	60,636
Goldman Sachs	483,100	61,697
Legg Mason	610,000	73,011
Merrill Lynch	1,750,000	118,528
Northern Trust	2,440,000	126,441
State Street	2,602,000	144,255
UBS (CHF)	2,870,000	273,042
		1,054,199

Commercial Banks 0.9%

Anglo Irish Bank (EUR)	7,370,000	111,887
		111,887

Consumer Finance 2.9%

American Express	4,231,000	217,727
SLM Corporation	2,895,000	159,486
		377,213

Diversified Financial Services 2.3%

Citigroup	5,946,000	288,559
		288,559

Insurance 4.3%

American International Group	4,259,200	290,605
Genworth Financial, Class A	1,500,000	51,870
Hartford Financial Services	1,406,100	120,770

Marsh & McLennan	2,600,000	82,576
		545,821
Thrifts & Mortgage Finance 0.6%		
Countrywide Credit	2,090,000	71,457
		71,457
Total Financials		2,449,136
HEALTH CARE 14.9%		
Biotechnology 3.1%		
Amgen (1)	2,810,000	221,597
Genentech (1)	925,400	85,599
Gilead Sciences (1)	1,739,400	91,545
		398,741
Health Care Equipment & Supplies 2.4%		
Medtronic	2,304,600	132,676
St. Jude Medical (1)	810,000	40,662
Stryker	1,332,000	59,181
Zimmer Holdings (1)	1,105,000	74,521
		307,040
Health Care Provider & Services 5.7%		
Caremark RX (1)	2,540,000	131,546
Humana (1)	475,000	25,807
Quest Diagnostics	2,345,000	120,721
UnitedHealth Group	5,110,000	317,535
WellPoint (1)	1,675,000	133,648
		729,257
Pharmaceuticals 3.7%		
Johnson & Johnson	1,318,500	79,242
Novartis (CHF)	2,885,000	151,496
Pfizer	4,270,300	99,583
Roche Holding (CHF)	540,000	81,023

Sepracor (1)	1,050,000	54,180
		465,524
Total Health Care		1,900,562
INDUSTRIALS & BUSINESS SERVICES 8.3%		
Aerospace & Defense 0.5%		
General Dynamics	615,000	70,141
		70,141
Airlines 0.4%		
Southwest Airlines	3,485,000	57,259
		57,259
Commercial Services & Supplies 0.8%		
Cendant	5,751,000	99,205
		99,205
Industrial Conglomerates 4.2%		
GE	13,601,000	476,715
Tyco International	1,875,000	54,112
		530,827
Machinery 2.4%		
Danaher	3,888,000	216,872
Deere	1,270,000	86,500
		303,372
Total Industrials & Business Services		1,060,804
INFORMATION TECHNOLOGY 22.3%		
Communications Equipment 3.5%		
Cisco Systems (1)	2,525,900	43,243
Corning (1)	7,560,000	148,630
Juniper Networks (1)	3,480,700	77,620
Nokia (EUR)	5,200,000	95,139

†	Denominated in U.S. dollars unless otherwise noted
(1)	Non-income producing
(2)	Seven-day yield
(3)	Affiliated company - see Note 5
ADR	American Depository Receipts
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies. The fund has three classes of shares: the Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since April 11, 1950, Growth Stock Fund—Advisor Class (Advisor Class), offered since December 31, 2001, and Growth Stock Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $680,000 for the year ended December 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $6,746,441,000 and $3,729,838,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005 totaled $7,648,000 and were characterized as ordinary income for tax purposes. At December 31, 2005, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2005, the fund utilized $355,807,000 of capital loss carryforwards. As of December 31, 2005, the fund had $27,939,000 of capital loss carryforwards that expire in 2010, and $11,688,000 that expire in 2011.

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $10,398,195,000.

NOTE 4 - FOREIGN TAXES

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At December 31, 2005, the fund had no deferred tax liability and $9,080,000 of capital loss carryforwards that expire in 2013.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion, and 0.21% of the fund’s average daily net assets in excess of $15 billion; previously, through April 30, 2005, the individual fund fee had been a flat rate of 0.25% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2005, the effective annual group fee rate was 0.31%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. Pursuant to this agreement, at December 31, 2005, there were no amounts subject to repayment. For the year ended December 31, 2005, each class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $102,000 for Price Associates, $2,681,000 for T. Rowe Price Services, Inc., and $4,599,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2005, the fund was allocated $768,000 of Spectrum Funds’ expenses and $2,555,000 of Retirement Funds’ expenses. Of these amounts, $2,503,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2005, approximately 5% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 11% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $9,644,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2005, and December 31, 2004, was $450,829,000 and $233,431,000, respectively.

As of December 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 370,581 shares the Investor class, aggregating less than 1% of the fund’s net assets.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Growth Stock Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth Stock Fund, Inc. (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $39,820,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $39,820,000 of the fund’s income qualifies for the dividends-received deduction.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.
ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.
Independent Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Jeremiah E. Casey **	Director, National Life Insurance (2001 to 8/05); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005
[59]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
2001	Rouse Company, real estate developers (1997 to 2004); Director,
[113]	Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1980	Haven Group, a custom manufacturer of modular homes (1/04
[113]	to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/00 to
1994	present) and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company
[113]	and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting
(1934)	environmental and civil engineers
2001
[113]

Theo C. Rodgers ***	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
2001	Residential Properties Trust
[113]

*Each independent director serves until retirement, resignation, or election of a successor.
**Elected effective October 19, 2005.
***Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James A.C. Kennedy, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1953)	Inc.; Director, T. Rowe Price Global Asset Management Limited,
1997	T. Rowe Price Global Investment Services Limited, and T. Rowe
[45]	Price International, Inc.

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1982	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.; formerly intern, T. Rowe Price
(to 2001)

Joseph A. Carrier (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Growth Stock Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

D. Kyle Cerminara, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.; formerly Executive Vice President,
Business Development, HelloAsia (to 2001)

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.; formerly intern, T. Rowe Price
(to 2001)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Growth Stock Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Growth Stock Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Growth Stock Fund	T. Rowe Price Investment Services, Inc.

D. James Prey III (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Growth Stock Fund	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
President, Growth Stock Fund	Group, Inc., and T. Rowe Price International, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Growth Stock Fund	Group, Inc.; formerly Research Analyst and Sector
Fund Portfolio Manager, Fidelity Investments
(to 2004)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Growth Stock Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$24,352	$21,264
Audit-Related Fees	1,566	2,898
Tax Fees	6,917	5,767
All Other Fees	394	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth Stock Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006